Fourth Quarter 2011 Earnings Release February 7, 2012

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IDEX

Agenda 2 IDEX Outlook 2011 Summary Segment Realignment 2011 Segment Performance Fluid & Metering Health & Science Dispensing Equipment Fire & Safety 2012 Guidance Q&A

IDEX Proprietary & Confidential Replay Information Dial toll–free: 855.859.2056 International: 404.537.3406 Conference ID: #40912918 Log on to: www.idexcorp.com 3

IDEX Proprietary & Confidential
Cautionary Statement
Under the Private Securities
Litigation Reform Act
This presentation and discussion will include forward-looking statements.
Our actual performance may differ materially from that indicated or suggested by any such statements.  There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC.

$2,000
$1,500
$1,000
$500
$0
$405
$481
$1,513
$1,838
Q4
Year
2010
2011

$2.00
$1.00
$0.00
$0.54
$0.65
$1.99
$2.56
Q4
Year
2010
2011

20%
15%
10%
5%
0%
17.4%
17.8%
17.2%
18.1%
Q4
Year
2010
2011

$250
$200
$150
$100
$50
$0
$53
$74
$187
$226
Q4
Year
2010
2011

IDEX Proprietary & Confidential
Total Revenue
Operating Margin* Free Cash Flow **
EPS*
IDEX 2011 Financial Performance
Outstanding free cash flow, continued top-line growth and margin expansion

Organic: 9%
29% Growth
Organic: 7%
20% Growth
* EPS / Op Margin  data was adjusted for $9.4M  and $12.3M of restructuring expenses in Q411 and FY2011, respectively.  Restructuring expenses were $4.7M and $11.1M in Q4 2010 and FY2010, respectively.  Additionally, EPS  and Op Margin was adjusted for the CVI Melles Griot fair value inventory charge of $15.8M in FY2011.
* * Q4 and full year 2011 and 2010 Free Cash Flow was adjusted for $39M and $31M, respectively, for the  forward starting interest rate swap settlement.

$1,000
$800
$600
$400
$200
$0
$194
$190
$719
$804
Q4
Year
2010
2011

$1,000
$800
$600
$400
$200
$0
$199
$214
$705
$817
Q4
Year
2010
2011

20.0%
19.5%
19.0%
18.5%
18.0%
17.5%
18.9%
19.7%
18.5%
19.9%
Q4
Year
2010
2011

IDEX Proprietary & Confidential
Fluid & Metering
13% organic revenue growth in 2011… margin  expanded 140 bps in 2011

Q4 Sales Mix: Organic +8%
Acquisition -
Fx -
Total                                                             +8%
Q4 Summary:
Strong top line growth; reinvigorated aftermarket sales
Energy, Chemical, Agriculture continue to drive results
Water/Waste Water markets are challenged due to US muni
spend
Total Orders Total Revenue
Operating  Margin*
* Op Margin data adjusted for restructuring expense
Organic: 9% Organic: 13%
140 bps
Improvement
Organic: 8% Organic: (1%)
80 bps
Improvement

$800
$600
$400
$200
$0
$118
$165
$435
$610
Q4
Year
2010
2011

$800
$600
$400
$200
$0
$111
$168
$422
$622
Q4
Year
2010
2011

23.0%
22.0%
21.0%
20.0%
19.0%
18.0%
22.3%
19.5%
21.8%
20.7%
Q4
Year
2010
2011

IDEX Proprietary & Confidential
Health & Science
IDEX Optics and Photonics platform integration is well underway

Q4 Sales Mix: Organic +7%
Acquisition +44%
Fx -
Total                                                             +51%
Q4 Summary:
When adjusted for 2011 acquisitions operating margin is 24.6%
New products and increased content within the life science end markets
Industrial, environmental, food and pharma markets remain
strong
HST M&A pipeline entering 2012 is robust.
Total Orders Total Revenue Operating  Margin*
* Op Margin data adjusted for restructuring expense and the CVI Melles Griot fair value inventory charge
Organic: 9% Organic: 9%
110 bps
Compression
280 bps
Compression
Organic: 2% Organic: 7%

$150
$100
$50
$0
$27 $22
$123 $117
Q4
Year
2010 2011

$150
$100
$50
$0
$24 $24
$125 $117
Q4
Year
2010 2011

20.0%
15.0%
10.0%
5.0%
0.0%
3.9% 3.7%
16.1% 16.3%
Q4
Year
2010 2011

IDEX

IDEX Proprietary & Confidential
Dispensing
Operating margins will improve through structural actions taken

Q4 Sales Mix: Organic -%
Acquisition -
Fx -1%
Total                                                             -1%
Q4 Summary:
Consolidation of European sales offices completed in Q4
Structural actions taken will continue to improve margins
Holding share in N.A.; wins on retrofits and spare parts
Total Orders Total Revenue Operating  Margin*
* Op Margin data adjusted for restructuring expense
Organic: (9%) Organic: (11%)
20 bps
Improvement
20 bps
Compression
Organic: flat Organic: (16%)

$265
$288
$300
$200
$100
$0
$71
$71
Q4
Year
2010
2011

$266
$285
$300
$200
$100
$0
$71
$76
Q4
Year
2010
2011

30.0%
28.0%
26.0%
24.0%
22.0%
20.0%
28.1%
26.6%
25.3%
23.9%
Q4
Year
2010
2011

IDEX Proprietary & Confidential
Fire & Safety/ Diversified
Global penetration and continued margin improvement

Q4 Sales Mix: Organic +6%
Acquisition -
Fx -
Total                                                             +6%
Q4 Summary:
Rescue’s growth driven by new product introduction and
emerging market expansion
BAND-IT continued growth through new applications in new
markets
North American Fire markets stable, penetration into
international and adjacent markets
Total Orders Total Revenue Operating  Margin*
* Op Margin data adjusted for restructuring expense
Organic: 6% 140 bps
Improvement
Organic: 5%
Organic: 1%
150 bps
Improvement
Organic: 6%

IDEX Proprietary & Confidential
Outlook: 2012 Guidance Detail

Mid Single Digit Organic Sales Growth…Double Digit EPS Growth
2012 Organic Growth Expectations
Mid single digits
Future acquisitions not contemplated in the growth below
Sales  EPS
FY 2011 Actuals $            1,838 $             2.56
Interest Expense (0.10)
FX (20M) (0.03)
Full Year Optics and Photonics 70M - 80M 0.10 - 0.12
Organic Growth 85M - 100M 0.22 - 0.28
Completed Restructuring Actions 0.04
Global Investments (0.05)
FY 2012 Forecast
~$2B $2.74 -2.82

IDEX Proprietary & Confidential
Outlook: 2012 Guidance Summary
Q1 2012
Adjusted EPS estimate range:  $0.62 – $0.64
Organic revenue growth of    4%
Negative  Fx impact of    $4M to sales (at January 31 rates)
FY 2012
Adjusted EPS estimate range:  $2.74 – $2.82
Organic revenue growth in the mid single digits
Operating margin of    19%
Negative Fx impact of   $20M to sales (at January 31 rates)
Positive impact of 5% from acquisitions
Other modeling items
Tax rate    30%
Interest expense of $41M
Cap Ex    $40M
Free Cash Flow will exceed net income
EPS estimate excludes future restructuring, acquisitions and acquisition–related costs

IDEX Proprietary & Confidential Q&A 12